EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

I. W. Miller & Co., Inc.
49 San Marino
Irvine, California 92714

                      Re:       S-8 Issuance

Dear Mr. Miller:

Westmark Group Holdings, Inc. acknowledges that I. W. Miller has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay I. W. Miller 85,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh